THIRD AMENDMENT AND SUPPLEMENT
                       TO CREDIT AGREEMENT


       This Third Amendment and Supplement to Credit Agreement (herein called the "Third Amendment") is dated and effective as of June 27, 1996, by and among NEWPARK RESOURCES, INC., a Delaware corporation (the "Borrower"), SOLOCO L.L.C., a Louisiana limited liability company and the successor by merger to SOLOCO, Inc. ("SOLOCO L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), SOLOCO TEXAS, L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL SERVICES, L.L.C., a Louisiana limited liability company and the successor by merger to Newpark Environmental Services, Inc. ("Environmental L.L.C."), and NEWPARK ENVIRONMENTAL SERVICES, L.P., a Texas limited partnership ("Environmental L.P."; SOLOCO L.L.C., Newpark Shipholding, SOLOCO Texas, Batson, Mallard, Newpark Texas, Holdings, Environmental L.L.C. and Environmental L.P. are herein collectively called the "Guarantors"), and HIBERNIA NATIONAL BANK ("Hibernia"), BANK ONE TEXAS, N.A. ("Bank One"), and BANK ONE, LOUISIANA, N.A. ("Bank One Louisiana") (f/k/a PREMIER BANK, NATIONAL ASSOCIATION) (Hibernia, Bank One, and Premier are hereinafter referred to individually as "Bank" and collectively as the "Banks"), and BANK ONE, LOUISIANA, N.A. (f/k/a PREMIER BANK, NATIONAL ASSOCIATION) as agent for the Banks (hereinafter in such capacity referred to as the "Agent").

      RECITALS:

       1. The Borrower, the Guarantors (except Environmental L.L.C. and Environmental L.P.), Newpark Environmental Services, Inc., Newpark Environmental Water Services, Inc., SOLOCO, Inc., the Banks, and the Agent are parties to that certain Credit Agreement dated as of June 29, 1995 (the "Credit Agreement"), as amended and modified by letter agreements thereto dated October 9, 1995 and January 8, 1996 (the said letter agreements are herein referred to as the "First Amendment"), and by Second Amendment and Supplement to Credit Agreement dated as of March 5, 1996 (the "Second Amendment"). The Credit Agreement, as amended by the First Amendment and the Second Amendment, is herein referred to as the Credit Agreement.

       2. The Borrower and the Guarantors have requested that Bank One Louisiana extend a 60-day term loan to the Borrower in the principal amount of $2,000,000.00.

       3. Bank One Louisiana, with the consent of Hibernia and Bank One, is willing , subject to the terms and conditions of this Third Amendment, to extend a 60-day term loan to the Borrower in the principal amount of $2,000,000.00.

       4. All capitalized terms used herein are used as defined in the Credit Agreement, except as otherwise expressly provided in this Third Amendment.

       NOW  THEREFORE,  in  consideration of  the  premises,  the
parties  hereto  do  hereby  amend  and  supplement  the   Credit
Agreement, and agree and obligate themselves as follows:

            A. $2,000,000.00 TERM LOAN BY BANK ONE LOUISIANA TO THE BORROWER. Subject to the terms and conditions of this Third Amendment, Bank One Louisiana agrees to extend a 60-day term loan to the Borrower in the principal amount of $2,000,000.00. The said term loan shall be evidenced by the promissory note of the Borrower dated June 27, 1996 in the principal amount of $2,000,000.00, payable to the order of Bank One Louisiana with interest at the LIBOR Rate plus 2% (the "$2,000,000 Term Note"). The payment of all principal and interest under the $2,000,000 Term Note shall be as specified in the $2,000,000 Term Note. The proceeds of the $2,000,000 Term Note shall be used to acquire board road mats. All parties to this Third Amendment acknowledge their consent and understanding that the term loan provided for in this paragraph A, as evidenced by the $2,000,000 Term Note, will be funded one hundred percent (100%) by Bank One Louisiana.

             B. REFERENCES. All references in the Credit Agreement to Premier shall henceforth be deemed a reference to Bank One, Louisiana, N.A. All references in the Credit Agreement to Notes, Term Notes, and Term Loans shall henceforth be deemed to include the term loan provided for in paragraph A above and the $2,000,000 Term Note; provided, however, it is understood and agreed that the $2,000,000 Term Note will be funded one hundred percent (100%) by Bank One Louisiana.

            C. CROSS COLLATERALIZATION AND CROSS DEFAULT. The parties hereto agree that the term loan provided for in paragraph A above and the $2,000,000 Term Note shall be secured by the security interests, mortgages, agreements and guarantees described in, and executed pursuant to, the Credit Agreement. Similarly, the said term loan and $2,000,000 Term Note shall also be subject to the Events of Default specified in the Credit Agreement.

           D.   MISCELLANEOUS PROVISIONS.

                 1. The Borrower agrees that nothing contained in this Third Amendment shall constitute a novation.

                2. In consideration of the Bank's execution of this Third Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on the indebtedness owed by any of them to the Banks that may exist as of the date of execution of this Third Amendment.

                 3. The Credit Agreement, as amended and supplemented by this Third Amendment, is hereby ratified and confirmed.

                 4. THE INTERNAL LAWS OF THE STATE OF LOUISIANA AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE CREDIT AGREEMENT, THIS THIRD AMENDMENT, AND ALL LOAN PAPERS EXECUTED IN CONNECTION THEREWITH EXCEPT TO THE EXTENT OTHERWISE SPECIFIED IN THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, OR IN ANY OF THE RELATED LOAN PAPERS.

                  5.    THE  CREDIT  AGREEMENT  AND  THIS  THIRD
AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S.
6:  1121,  ET.  SEQ.  THERE ARE NO ORAL AGREEMENTS  BETWEEN  THE
BANKS AND THE BORROWER.

                 6. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER AND THE GUARANTORS ON ONE HAND, AND THE BANKS AND/OR THE AGENT ON THE OTHER HAND, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, MAY
NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTORS, THE BANKS, AND THE AGENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 7. IN THE EVENT IT IS NECESSARY FOR THE AGENT AND/OR THE BANK TO RESORT TO JUDICIAL ACTION TO ENFORCE ITS/THEIR RIGHTS HEREUNDER, THEN THE BORROWER AND GUARANTORS HEREBY AGREE THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY SUCH JUDICIAL ACTION, INCLUDING ANY OPPOSITION TO SUCH ACTION, RECONVENTIONAL DEMANDS, AND CROSS CLAIMS, SHALL BE TRIED BEFORE A JUDGE WITHOUT A JURY, ALL PARTIES HERETO HEREBY WAIVING THEIR RIGHT TO A JURY TRIAL.


                           BORROWER:

                           NEWPARK RESOURCES, INC.


                           BY:______________________________
                              MATTHEW W. HARDEY, VICE
                              PRESIDENT OF FINANCE AND CHIEF
                              FINANCIAL OFFICER


                           GUARANTORS:


                           NEWPARK ENVIRONMENTAL SERVICES,
                           L.L.C.



                           By:________________________________
                              MATTHEW W. HARDEY, TREASURER


                           NEWPARK SHIPHOLDING TEXAS, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:________________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           SOLOCO TEXAS, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:________________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           BATSON-MILL, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:_______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT



                           NEWPARK ENVIRONMENTAL SERVICES,
                           L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:________________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           MALLARD & MALLARD OF LA., INC.



                           By:_______________________________
                              MATTHEW W. HARDEY, TREASURER


                           SOLOCO, L.L.C.


                           By:______________________________
                              MATTHEW W. HARDEY, TREASURER


                           NEWPARK TEXAS, L.L.C.



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           NEWPARK HOLDINGS, INC.



                           By:_____________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           BANKS:

                           HIBERNIA NATIONAL BANK



                           By:____________________________

                           Title:_________________________

                           BANK ONE TEXAS, N.A.



                           By:____________________________

                           Title:_________________________

                           BANK ONE, LOUISIANA, N.A.



                           By:____________________________
                               Title: Vice President


                           AGENT:

                           BANK ONE, LOUISIANA, N.A.


                           By:____________________________
                               Title:  Vice-President


32983.327